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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2002


                          GLOBAL IMAGING SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             Delaware                     000-24373               59-3247752
             --------                     ---------               ----------
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                3820 Northdale Blvd., Suite 200A, Tampa, FL 33624
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               (Address of principal executive offices - zip code)

                                 (813) 960-5508
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (former name or former address, if changed since last report)

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                          GLOBAL IMAGING SYSTEMS, INC.

Item 9. Regulation FD Disclosure

        Attached hereto as Exhibit 99.1 is a copy of a press release of Global Imaging Systems, Inc. announcing it was informed today that Chicago-based GTCR, the venture capital firm that originally funded Global in 1994, is distributing 1,000,000 shares of Global common stock to the limited partners of its Golder, Thoma, Cressey, Rauner Fund IV, L.P.

    EXHIBIT                            DOCUMENT
    -------                            --------

      99.1        Press Release of Global Imaging Systems, Inc. dated
                  October 29, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2002                 GLOBAL IMAGING SYSTEMS, INC.


                                        By: /s/ Thomas S. Johnson
                                           -------------------------------------
                                        Chief Executive Officer and President


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                                  EXHIBIT INDEX

    EXHIBIT                             DOCUMENT
    -------                             --------

      99.1        Press Release of Global Imaging Systems, Inc. dated
                  October 29, 2002.